October 24, 1994



Securities and Exchange Commission
450 Fifth Street Northwest
Washington, D.C. 20549

Dear Sir/Madam:

     Enclosed herewith pursuant to Regulation 14A is the registrant's Consent Solicitation to be used to solicit consents from holders of our 9% Convertible Subordinated Debentures due 1999 to a proposed amendment to the Indenture to permit dividend payments of up to $1,500,000.

     The registrant hopes to mail solicitations to holders of the Debentures on approximately November 4, 1994.

     Payment in the amount of $125 has been electronically made to the Commission's account at Mellon Bank.

     Please contact the undersigned or David B. Mueller, Chief Financial Officer of the registrant, with any questions or comments at
(314) 721-4242.

                                        Sincerely,

                                        SPARTECH CORPORATION



                                        J. D. Chezem
                                        Corporate Controller

JDC/mlc

Enclosure
               SCHEDULE 14A INFORMATION
               PROXY STATEMENT PURSUANT TO SECTION 14(a) OF
                    THE SECURITIES EXCHANGE ACT OF 1934


 Filed by the Registrant X
 Filed by a Party other than the Registrant
 Check the appropriate box:
 X Preliminary Proxy Statement
    Definitive Proxy Statement
    Definitive Additional Materials
    Soliciting Materials Pursuant to Sec 240.14a-11(c) or Sec 240.14a-12


                           SPARTECH CORPORATION
             (Name of Registrant as Specified In Its Charter)
                (Name of Person(s) Filing Proxy Statement)


 Payment of Filing Fee (Check the appropriate box):
 X  $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1) or
    14a-6(i)(3).
    $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
    Fee computed on table below per Exchange Act Rule 14a-5(i)(4) and 0-11.

(1) Title of each class of securities to which transactions applies:

(2) Aggregate number of securities to which transactions applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule-11.

(4) Proposed maximum aggregate value of transaction:

    Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount previously paid:



(2) Form, Schedule or Registration Statement No.:



(3) Filing Party:



(4) Date Filed:
                           SPARTECH CORPORATION
                    7733 FORSYTH BOULEVARD, SUITE 1450
                          CLAYTON, MISSOURI 63105





                                   October 29, 1994





To Holders of Spartech Corporation
  9% Convertible Subordinated Debentures due 1999

     A principal objective of Spartech's Board of Directors is to enhance shareholder value through current income and capital appreciation. Toward that end, we are writing you to ask for your consent to amend a certain provision of the indenture governing the 9% Convertible Subordinated Debentures due 1999 (the "Securities") of Spartech Corporation. Specifically, the proposed amendment will amend the indenture to allow for $1.5 million of dividends in the aggregate to be paid. The Indenture limits the amount of dividends to "Accumulated Net Earnings" since November 1, 1986. Because of the large losses incurred by the Company during the 1989-91 period, "Accumulated Net Earnings" since November 1, 1986 equate to a deficit of $6.3 million. However, since 1991 earnings have improved in every quarter and "Accumulated Net Earnings" since November 1, 1991 have amounted to $18.9 million. The purpose, effects and text of the amendment is more fully explained and set forth in the attached Solicitation Statement. Subject to the terms and conditions set forth in the attached Solicitation Statement and the enclosed Consent form, the Company will pay consenting Securities holders $5 in cash for each $1,000 principal amount of Securities for which a consent has been accepted.

     The Company requests that consents be returned as soon as possible and in any event prior to 12:00 midnight on November 30, 1994.

     We would appreciate your prompt attention to this matter.

                                   Kindest regards,

                                   SPARTECH CORPORATION



                                   Bradley B. Buechler
                                   President and
                                   Chief Executive Officer

BBB/mlc

                          SPARTECH CORPORATION
                   SOLICITATION OF CONSENT TO AMENDMENT
                      OF A PROVISION OF THE INDENTURE
           GOVERNING ITS 9% CONVERTIBLE SUBORDINATED DEBENTURES
                                 DUE 1999


     Spartech Corporation (the "Company" or "Spartech") is soliciting consents of registered holders of its 9% Convertible Subordinated Debentures due 1999 (the "Securities") to amend (the "Proposed Amendment") a provision of the indenture (the "Indenture") governing the Securities. The purpose of the solicitation (the "Solicitation") is to provide management with the ability to pay a dividend on its common shares as early as the first quarter of Fiscal 1995.

     Specifically, the Proposed Amendment would amend the Indenture to allow for $1.5 million of dividends in the aggregate to be paid irrespective of "Accumulated Net Earnings" defined in the Indenture to be net income of the Company and its consolidated subsidiaries from November 1, 1986 to the end of the most recent fiscal quarter preceding the calculation thereof and determined according to generally accepted accounting principles. This Solicitation Statement was first sent to holders of securities on November 5, 1994.

    Subject to the terms and conditions set forth in this Solicitation Statement, the Company will (i) accept all properly completed and executed consent forms constituting or deemed to constitute a vote for the Proposed Amendment (the "Consents") received by the Company prior to 12:00 midnight central standard time on November 30, 1994 (as such time which may be extended as provided herein, the "Expiration Date") and not properly revoked only if (x) Consents (the "Requisite Consents") in respect of at least 66 2/3% in aggregate principal amount of Securities that are outstanding and not owned by the Company or any Affiliate (as defined in the Indenture) have been received by the Expiration Date (and not properly revoked) and (y) the supplemental indenture embodying the Proposed Amendment (the "Supplemental Indenture") has been executed and (ii) pay consenting Holders (as hereinafter defined) $5 in cash (the "Consent Payment") for each $1,000 principal amount of Securities for which a Consent has been accepted.

     The Company will make Consent Payments to consenting Holders as promptly as practicable after the execution of the Supplemental Indenture. Holders who do not deliver their Consents prior to the Expiration Date will not be entitled to receive Consent Payments. The Expiration Date may be extended (including on a daily basis) at any time in the sole discretion of the Company whether or not the Requisite Consents have been received, and the Solicitation may be terminated at any time (including after the Expiration Date) in the sole discretion of the Company whether or not the Requisite Consents have been received.










     Only those persons ("Registered Holders") in whose name Securities were registered in the register maintained by The Bank of New York, as Trustee (herein so called) and Registrar under the Indenture, as of November 4, 1994 (the "Record Date"), or any other person who has obtained a proxy (in substantially the form included with the Consent form) authorizing such person (or any other person claiming title by or through such person) to vote the applicable Securities on behalf of a Registered Holder, will be eligible to consent to the Proposed Amendment and be entitled to receive a Consent Payment.

     The Company shall not be deemed to have accepted any Consents until the Supplemental Indenture is executed. If the Company and the Trustee execute the Supplemental Indenture as aforesaid, the Proposed Amendment will be binding upon all holders of Securities, whether or not such Holders have delivered their Consents. Neither this Solicitation nor the giving of Consents is conditioned upon the Company proceeding to pay or declare any dividend on its common stock and shall not obligate the Company to proceed with any such dividend.

Consents are being solicited by the Board of Directors of the Company.

     The transfer of Securities after the Record Date will not have the effect of revoking the election made in any Consent form theretofore validly delivered by a Holder of such Securities, and each Consent will be counted notwithstanding any transfer of the Securities to which such Consent relates, unless the procedure for revoking Consents described herein has been complied with. A Consent received by the Company prior to the Expiration Date in respect of any Securities will be deemed to revoke any Consent form in respect of such Securities having an earlier date that has the "DO NOT CONSENT" or "ABSTAIN" box marked.

     A Holder who delivers a Consent form with the "DO NOT CONSENT" or "ABSTAIN" box marked will not be entitled to receive a Consent Payment in respect of the Securities to which such Consent form relates unless such Holder delivers a later dated Consent in respect of such Securities prior to the Expiration Date.

     CONSENTS MAY BE REVOKED IN ACCORDANCE WITH THE PROCEDURE SET FORTH HEREIN AT ANY TIME UP TO, BUT WILL BECOME IRREVOCABLE UPON, THE LATER OF THE EXPIRATION DATE AND THE RECEIPT BY THE TRUSTEE FROM THE COMPANY OF AN OFFICER'S CERTIFICATE IN ACCORDANCE WITH THE INDENTURE CERTIFYING THAT THE REQUISITE CONSENTS HAVE BEEN RECEIVED. ONLY HOLDERS WHO PROPERLY DELIVER THEIR CONSENTS PRIOR TO THE EXPIRATION DATE AND DO NOT PROPERLY REVOKE SUCH CONSENTS WILL BE ENTITLED TO RECEIVE CONSENT PAYMENTS IN THE EVENT THE SUPPLEMENTAL INDENTURE IS EXECUTED.

     IF ANY HOLDERS SUBMITS AN EXECUTED CONSENT FORM WITHOUT INDICATING A VOTE ON THE PROPOSED AMENDMENT SUCH SUBMISSION WILL BE DEEMED TO CONSTITUTE A VOTE FOR THE PROPOSED AMENDMENT.

     UNDER NO CIRCUMSTANCES SHOULD ANY PERSON TENDER OR DELIVER SECURITIES.

     THE SOLICITATION WILL EXPIRE AT 12:00 MIDNIGHT, CENTRAL STANDARD TIME, ON NOVEMBER 30, 1994, UNLESS EXTENDED.



                                    -2-

                           AVAILABLE INFORMATION


     The Company is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and, in accordance therewith, is required to file periodic reports and other information with the Securities and Exchange Commission (the "SEC") relating to its businesses, financial statements and other matters. Such reports and other information filed by the Company with the SEC may be inspected and copied at the public reference facilities maintained by the SEC at Room 1024, 450 Fifth Street, N.W., Washington, D.C. 20549, and at the Regional Offices of the SEC located at Northwestern Atrium Center, 500 West Madison Street (Suite 1400), Chicago, Illinois 60661, and 75 Park Place, New York, New York 10007. Copies of such material can also be obtained from the SEC at prescribed rates by addressing written requests for such copies to the Public Reference Section of the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549. The Securities and the Company's Common Stock are listed on the American Stock Exchange (the "AMEX"). Periodic reports will be available for inspection and copying at the Offices of the AMEX, 86 Trinity Place, New York, New York 10006.





































                                    -3-

                                  SUMMARY


     The following summary of certain information contained elsewhere in this Solicitation Statement and is qualified in its entirety by the more detailed information contained elsewhere in this Solicitation Statement or incorporated herein by reference. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them elsewhere in this Solicitation Statement.

Background and Purpose of the Solicitation

     A principal objective of management is to enhance shareholder value through current income and capital appreciation. Toward that end, the Board of Directors have considered and are studying the possibility of paying a dividend on the Common Shares of the Company. Although no dividend has been declared, provisions of the Indenture restrict paying a dividend. The Indenture limits the amount of dividends to "Accumulated Net Earnings" since November 1, 1986. Because of the large losses incurred by the Company during the 1989-91 period, "Accumulated Net Earnings" since November 1, 1986 equate to a deficit of $6.3 million. However, since 1991 earnings have improved in every quarter and "Accumulated Net Earnings" since November 1, 1991 have amounted to $18.9 million. Management estimates the earliest a dividend could be paid under the existing Indenture would be the second or third quarter of Fiscal 1995. Accumulated Net Earnings of the Company throughout the quarter ended July 30, 1994, was a loss of $6.3 Million calculated as follows: (Dollars in Thousands)

     Fiscal Year Ending            Net Earnings (Loss)

          1987                          $  2,478
          1988                             3,832
          1989                           (12,713)
          1990                            (1,109)
          1991                           (17,714)
          1992                             4,220
          1993                             6,716
     Nine Months Ending
          7/30/94                          7,974

     Estimated Cumulative
     Amounts Through 7/30/94            $ (6,316)

     Management believes the Proposed Amendment is in the best interest of the Company which would allow the Company to consider a dividend as early as the first quarter of Fiscal 1995.

     The Company is unable to predict the effect, if any, that the Proposed Amendment would have on the market price of the Securities.

Proposed Amendment

     The Indenture will be amended to provide that dividends up to $1.5 million may be paid irrespective of Accumulated Net Earnings.



                                    -4-
The Solicitation

The Consent Payments.........   The Company will pay $5 in cash for
                                  each $1,000 principal amount of
                                  Securities for which a Consent is
                                  received and accepted.  The Company
                                  will make the Consent Payments as
                                  promptly as practicable after the
                                  execution of the Supplemental
                                  Indenture.  The Consent Payment to
                                  each consenting Holder will be made
                                  by check sent by first class mail.

Expiration Date..............   The Expiration Date is 12:00 midnight,
                                  Central Standard time, on November
                                  30, 1994, unless the Solicitation is
                                  extended, in which case the term
                                  "Expiration Date" means the later
                                  date and time to which the solicita-
                                  tion is extended.  The Company may
                                  extend the Solicitation at any time
                                  (including on a daily basis).

Conditions to Proposed
Amendment....................   The effectiveness of the Proposed
                                  Amendment is conditioned upon
                                  receipt of valid Consents (not
                                  properly revoked) from Holders of 66
                                  2/3% in aggregate principal amount
                                  of Securities outstanding (other
                                  than those held by the Company or
                                  any Affiliate) and acceptance of
                                  such Consents by the Company.  The
                                  Company will not be deemed to accept
                                  any Consents until the Supplemental
                                  Indenture is executed.

Holders......................   The term "Registered Holder," when used
                                  with respect to the Solicitation,
                                  means any person in whose name a
                                  Security was registered in the
                                  register maintained by the Trustee as
                                  of the Record Date, and the term
                                  "Holder" means any Registered Holder
                                  or any other person who has obtained
                                  a proxy (in substantially the form
                                  included with the Consent form)
                                  authorizing such person (or any other
                                  person claiming title by or through
                                  such person) to vote Securities on
                                  behalf of a Registered Holder.

Procedure of Consenting......   A beneficial owner or registered holder
                                  of Securities desiring to deliver a
                                  Consent form should either (i) if
                                  such beneficial owner or registered

                                    -5-
                                  holder is a Holder of such
                                  Securities, complete and sign the
                                  Consent form, or a facsimile thereof,
                                  have the signature thereon (and on
                                  any proxy delivered therewith)
                                  guaranteed or notarized (unless such
                                  Consent form or proxy, as the case
                                  may be, is given by or for the
                                  account of an Eligible Institution)
                                  and mail or otherwise deliver the
                                  Consent form, or such facsimile
                                  (together with a duly executed proxy
                                  in substantially the form included
                                  with the Consent form, if the Holder
                                  was not a Registered Holder, and any
                                  other proxy in substantially the form
                                  included with the Consent form,
                                  guarantee or notarization required to
                                  establish a beneficial owner's or
                                  registered holder's right to execute
                                  a Consent form) to the Information
                                  Company at its address set forth
                                  below or (ii) if such beneficial
                                  owner or registered holder is not a
                                  Holder of such Securities, request
                                  the Registered Holder of such
                                  Securities effect the transaction for
                                  such beneficial owner or registered
                                  holder or to provide such beneficial
                                  owner or registered holder with a
                                  proxy (in substantially the form
                                  included with the Consent form)
                                  authorizing such beneficial owner or
                                  registered holder to vote such
                                  Securities on behalf of such
                                  Registered Holder.  The term
                                  Eligible Institution," when used
                                  with respect to the Solicitation,
                                  means a firm that is a member of a
                                  registered national securities
                                  exchange or the National Association
                                  of Securities Dealers, Inc., or a
                                  commercial bank or trust company
                                  having an office or correspondent in
                                  the United States.  If any Holder
                                  submits an executed Consent form
                                  without indicating a vote on the
                                  Proposed Amendment such submission
                                  will be deemed to constitute a vote
                                  for the Proposed Amendment.

Revocation...................   Consents may be revoked by filing a
                                  written notice of revocation with the
                                  Trustee at any time prior to the
                                  later of the Expiration Date and
                                  receipt by the Trustee from the

                                    -6-
                                  Company of an officer's certificate
                                  in accordance with the Indenture
                                  certifying as to receipt of the
                                  Requisite Consents.  Any Holder who
                                  properly revokes a Consent will not
                                  receive Consent Payments, unless such
                                  Consent is properly redelivered prior
                                  to the Expiration Date.  The transfer
                                  of Securities after the Record Date
                                  will not have the effect of revoking
                                  the election made in any Consent form
                                  theretofore validly delivered by a
                                  Holder of such Securities, and each
                                  Consent will be counted notwith-
                                  standing any transfer of the
                                  Securities to which such Consent
                                  relates unless the procedure for
                                  revoking Consents described herein
                                  has been complied with.  A Consent
                                  received by the Company prior to the
                                  Expiration Date in respect of any
                                  Securities will be deemed to revoke any
                                  Consent form in respect of such Securities having an earlier date that has the "DO NOT CONSENT" or "ABSTAIN" box marked. A Holder who delivers a Consent form with the "DO NOT CONSENT" or "ABSTAIN" box marked will not be entitled to receive a Consent Payment in respect of the Securities to which such Consent form relates unless such Holder delivers a later dated Consent in respect of such Securities prior to the
                                  Expiration Date.

Delivery of Consent Forms....   Each Consent form should be sent to the
                                  Company, as follows:

                                      Spartech Corporation
                                 7733 Forsyth Boulevard, Suite 1450
                                        Clayton, MO 63105

                                    Telephone Number: (314) 721-4242
                                    Facsimile Number: (314) 721-1447

Certain Tax Considerations...   In the opinion of Management, the only
                                  Federal income tax consequence of
                                  adoption of the Proposed Amendment to
                                  Holders of Securities will be that
                                  the full amount of the Consent
                                  Payment would be subject to tax as
                                  ordinary income to those holders who
                                  receive it.  See "Certain Federal
                                  Income Tax Consequences."



                                    -7-
Assistance; Additional
  Materials..................   Questions regarding the Solicitation
                                  relating to the procedure for
                                  consenting as well as requests for
                                  assistance for additional material
                                  should be directed to Mr. David B.
                                  Mueller at the Company as
                                  indicated above.

















































BACKGROUND AND PURPOSE OF THE SOLICITATION


     A principal objective of Management is to enhance shareholder value through capital appreciation and current income. Toward that end, the Board of Directors has considered and is studying the possibility of paying a dividend on the Common Shares of the Company. Although no dividend has been declared, the provisions of the Indenture restrict paying a dividend unless the Company has Accumulated Net Earnings since November 1, 1986. Through the Company's quarter ended July 30, 1994, Accumulated Net Earnings were a deficit of $6.3 Million. The Company has had positive net income for each of the last two fiscal years and for the first nine months of its current fiscal year. (See summary on Page 4). Management estimates the earliest a dividend could be paid under the existing Indenture would be the second or third quarter of Fiscal 1995.

     Management believes the Proposed Amendment is in the best interest of the Company because the Proposed Amendment will allow the Company to consider a dividend as early as the first quarter of Fiscal 1995. Based on the foregoing factors, management urges the holders of Securities to give their consent.


                            PROPOSED AMENDMENT


     Set forth below is a description of the proposed modification to the Indenture for which the Consents of the Registered Holders of the Securities are being solicited hereby. This description is qualified by reference to the full provisions of the existing Indenture and the proposed Supplemental Indenture set forth in Annex A hereto. The capitalized terms used herein and not otherwise defined in this Solicitation Statement shall have the meanings ascribed to them in the Indenture or the Supplemental Indenture as set forth in Annex A hereto.

     Each holder of Securities, by executing and delivering a Consent, will consent to the Proposed Amendment as set forth in Annex A hereto and described below.

Proposed Amendment

     If the Requisite Consents are received, the Indenture may be amended as follows:

     i) To provide that Section 1007 of the Indenture entitled
        LIMITATIONS OF DIVIDENDS AND OTHER STOCK PAYMENTS be modified to allow up to $1.5 million of dividend payments to be paid irrespective of the amount of Accumulated Net Earnings since November 1, 1986.








                                    -9-

Effects of Proposed Amendment

     The principal effect of the Proposed Amendment will be to allow a dividend of up to $1.5 million to be paid irrespective of the "Accumulated Net Earnings" since November 1, 1986. As of July 31, 1994, the Company would have needed to earn an additional $6.3 million of Consolidated Net Income in order to eliminate the deficit in its dividend capacity. By comparison, under the Proposed Amendment, the Company would need to earn no additional Consolidated Net Income in order to pay a dividend of up to $1.5 million.















































THE SOLICITATION


Terms of the Solicitation

     Subject to the terms and conditions set forth herein, the Company hereby offers to make a Consent Payment of $5 for each $1,000 principal amount of Securities for which a valid Consent is (i) received by the Company at the address set forth below prior to the Expiration Date, (ii) not properly revoked as provided herein prior to the later of the Expiration Date and receipt by the Trustee from the Company of an officer's certificate in accordance with the Indenture certifying to the receipt of the Requisite Consents and (iii) accepted by the Company as provided herein.

     CONSENT PAYMENTS WILL BE MADE ONLY TO HOLDERS WHO, PRIOR TO THE EXPIRATION DATE, HAVE VALIDLY CONSENTED TO THE PROPOSED AMENDMENT. ANY BENEFICIAL OWNER OR REGISTERED HOLDER OF SECURITIES WHO IS NOT THE REGISTERED HOLDER AS OF THE RECORD DATE BUT WHO DESIRES TO GIVE A CONSENT AND THUS BE ENTITLED TO RECEIVE A CONSENT PAYMENT IN THE EVENT THE SUPPLEMENTAL INDENTURE IS EXECUTED MUST OBTAIN A PROXY (IN SUBSTANTIALLY THE FORM INCLUDED WITH THE CONSENT FORM) FROM THE REGISTERED HOLDER OF SUCH SECURITIES AS OF THE RECORD DATE THAT AUTHORIZES SUCH BENEFICIAL OWNER OR REGISTERED HOLDER TO VOTE THE SECURITIES ON BEHALF OF SUCH REGISTERED HOLDER AS OF THE RECORD DATE IN THE MANNER DESCRIBED BELOW.

     The Company will make the Consent Payments as promptly as practicable after the execution of the Supplemental Indenture. Such payments will be made to consenting Holders by check sent by first class mail. The Company reserves the right, in its sole discretion, to delay making Consent Payments, in whole or in part, in order to comply with any applicable law.

     The Consents will become irrevocable on the later of the Expiration Date and the date on which the Trustee receives from the Company an officer's certificate in accordance with the Indenture certifying that the Requisite Consents have been received. Following such delivery, the Trustee and the Company may execute the Supplemental Indenture. The Proposed Amendment shall be effective upon execution of the Supplemental Indenture. After execution of the Supplemental Indenture, all holders of Securities, including non-consenting holders and all subsequent holders of the Securities, will be bound by the Proposed Amendment. Non-consenting holders will not be entitled to any rights of appraisal or similar rights of dissenters with respect to the proposed modification to the Indenture.

     The term "Expiration Date" means 12:00 midnight, Central Standard time, on November 30, 1994, unless the Company, in its sole discretion, extends the period during which the Solicitation is open, in which event the term "Expiration Date" shall mean the time and date on which the Solicitation, as so extended by the Company, expires. The Company reserves the right to extend the Solicitation at any time and from time to time (including on a daily basis) by giving oral or written notice to the Trustee no later than 9:00 a.m., Central Standard time, on the business day following any previously announced Expiration Date. Any such extension will be followed





                                   -11-

as promptly as practicable by public announcement (or written notice to the Registered Holders of Securities) thereof. The Company will not be obligated, and does not intend, to extend the Solicitation if the Requisite Consents have been received as of the Expiration Date.

     The Company expressly reserves the right (i) to terminate the Solicitation at any time (including after the Expiration Date) prior to the execution of the Supplemental Indenture (whether or not the Requisite Consents have been received) by giving oral or written notice of such termination to the Trustee, (ii) not to extend the Solicitation beyond the Expiration Date and (iii) to amend, at any time or from time to time, the terms of Solicitation. Any such termination or amendment will be followed as promptly as practicable by public announcement or written notice to the Registered Holders of Securities thereof.

     Subject to the foregoing, if Consents received by the Company (and not properly revoked) as of the Expiration Date are sufficient to permit adoption of the Proposed Amendment, the Company intends to execute the Supplemental Indenture. Consents will be deemed to be accepted when the Supplemental Indenture has been executed by the Company and the Trustee. The Company reserves the right to accept any or all Consents received after the Expiration Date.

Consent Procedures

     This Solicitation Statement is being sent to all Registered Holders. The Company has designated November 4, 1994, as the Record Date for the Solicitation.

     Approval of the Proposed Amendment requires the consent of the Registered Holders of at least 66 2/3% in aggregate principal amount of the Securities that are outstanding and not owned by the Company or any Affiliates. As of the date of this Solicitation Statement, $10,134,000 principal amount of Securities were outstanding, none of which were owned by the Company or any Affiliate.

     Only (i) Registered Holders or (ii) any other person who has obtained a proxy (in substantially the form included with the Consent form) which authorizes such person (or any other person claiming title by or through such person) to vote the applicable Securities on behalf of such Registered Holder (collectively, "Holders") may execute and deliver a Consent and receive a Consent Payment. A beneficial owner of Securities who is not the Registered Holder of such Securities (e.g., a beneficial holder whose Securities are registered in the name of a nominee such as a brokerage firm) and a person who becomes a registered holder with respect to Securities after the Record Date must (i) arrange with the Registered Holder to execute and deliver a Consent on such beneficial owner's or registered holder's behalf or (ii) obtain a proxy (in substantially the form included with the Consent form) from the Registered Holder authorizing the beneficial owner or registered holder to vote the Securities on behalf of such Registered Holder. A Consent by a Holder is a continuing Consent notwithstanding that registered ownership of the Securities has been transferred subsequent to the Record Date unless the prior Consent is timely revoked by a Holder of such Securities in accordance with the procedure described herein.



                                   -12-

A Consent received by the Company prior to the Expiration Date in respect of any Securities will be deemed to revoke any Consent form in respect of such Securities having an earlier date that has the "DO NOT CONSENT" or "ABSTAIN" box marked. A Holder who delivers a Consent form with the "DO NOT CONSENT" or "ABSTAIN" box marked will not be entitled to receive a Consent Payment in respect of the Securities to which such Consent form relates unless such Holder delivers a later dated Consent in respect of such Securities prior to the Expiration Date.

     The Consent form is enclosed with this Solicitation Statement. A Consent form (or, if the Holder signing such Consent form is not the Registered Holder, the accompanying irrevocable proxy in substantially the form included with the Consent form), to be effective, must be executed by the Registered Holder of the Securities to which such Consent form (or such irrevocable proxy) relates in the same manner as the name of the Registered Holder appears on such Securities. If such Securities are held of record as of the Record Date by two or more Registered Holders, all such Registered Holders must sign the Consent form (or such irrevocable proxy). If such Securities are registered in different names as of the Record Date, separate Consent forms (or irrevocable proxies) must be executed covering each form of registration. If a Consent form is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation, or other person acting in a fiduciary or representative capacity, such person must so indicate when signing and must submit with the Consent form appropriate evidence of authority to execute the Consent form. In addition,
(i) if a Holder is a Registered Holder and a Consent form relates to less than the total principal amount of Securities registered in the name of such Registered Holder as of the Record Date or (ii) if a Holder is not a Registered Holder and is consenting pursuant to a proxy given by a Registered Holder and a Consent form relates to less than the total principal amount of Securities to which such proxy relates, such Consent form must list the certificate numbers and principal amount of Securities to which the Consent form relates. Otherwise, the Consent form will be deemed to relate to the total principal amount of Securities registered in the name of such Registered Holder or to which such proxy relates, as the case may be.

     The ownership of Securities shall be proven by the Trustee, as registrar of the Securities. All questions as to the validity, form, eligibility (including time and receipt) and the acceptance of Consent forms and revocations of elections made on Consent forms with respect to Securities will be resolved in the first instance by the Company, whose determination shall be binding subject only to such final review as may be prescribed by the Trustee in accordance with the Indenture concerning proof of execution and ownership. The Company reserves the absolute right to reject any or all Consent forms and revocations that are not in proper form or the acceptance of which could, in the opinion of the Company's counsel, be unlawful. The Company also reserves the right, subject to such final review as the Trustee may prescribe in accordance with the Indenture for proof of execution and ownership, to waive any irregularities or conditions of delivery as to particular Consent forms or revocations. Unless waived, any irregularities in connection with the deliveries must be cured within such time as the Company determines. Neither the Company, the Trustee, or any other person shall be under any duty to give notification of any such irregularities or waiver, nor shall any of them incur any liability for


                                   -13-
failure to give such notification. Deliveries of such Consent forms or notices of revocation will not be deemed to have been made until such irregularities have been cured or waived. The Company's interpretation of the terms and conditions of this Solicitation shall be binding.

     Consents to the Proposed Amendment, to be effective, must be properly executed and received by the Company prior to the Expiration Date. Each Holder of Securities wishing to vote Securities in respect of the Proposed Amendment must complete, sign and date the accompanying Consent form (or a facsimile thereof) in accordance with the instructions set forth herein and therein have the signatures thereon (and on any proxy delivered therewith) notarized or guaranteed and mail, hand deliver or send by overnight courier, or telecopy the Consent form and any other required documents to the Company. The method of delivery of all documents, including fully executed Consent forms, is at the election and risk of the Holder. Such delivery will be deemed made only when actually received by the Company. A signature guarantee must be by a firm that is a member of a registered national securities exchange or a member of the National Association of Securities Dealers, Inc., or by a commercial bank or trust company having an office or correspondent in the United States.

     IF ANY HOLDER SUBMITS AN EXECUTED CONSENT FORM WITHOUT INDICATING A VOTE ON THE PROPOSED AMENDMENT SUCH SUBMISSION WILL BE DEEMED TO CONSTITUTE A VOTE FOR THE PROPOSED AMENDMENT.

     Each Consent form should be sent to the Company, as follows:

                           Spartech Corporation
                    7733 Forsyth Boulevard, Suite 1450
                             Clayton, MO 63105

                     Telephone Number:  (314) 721-4242
                     Facsimile Number:  (314) 721-1447

     HOLDERS OF SECURITIES WHO WISH TO CONSENT SHOULD MAIL, HAND DELIVER, SEND BY OVERNIGHT COURIER, OR TELECOPY THEIR PROPERLY COMPLETED AND EXECUTED CONSENT FORMS TOGETHER WITH OTHER REQUIRED DOCUMENTS TO THE COMPANY IN ACCORDANCE WITH THE INSTRUCTIONS SET FORTH HEREIN AND THEREIN. CONSENT FORMS SHOULD BE DELIVERED TO THE COMPANY.

     IN NO EVENT SHOULD A HOLDER TENDER OR DELIVER SECURITIES.
















                                   -14-

Conditions of the Solicitation

     The Company shall not be deemed to have accepted any Consents unless and until the Supplemental Indenture is executed by the Company and the Trustee.

Revocation of Consents

     Any Holder of Securities as to which a Consent has been given may revoke such Consent as to such Securities or any portion of such Securities (in integral multiples of $1,000) by filing a written notice of revocation with the Trustee at the Bank of New York, 48 Wall Street, New York, NY 10005, Attn: Alfia Monastra, prior to the later of the Expiration Date and the time that the Trustee receives from the Company an officer's certificate in accordance with the Indenture certifying to receipt of the Requisite Consents. The transfer of Securities after the Record Date will not have the effect of revoking the election made in any Consent form theretofore validly given by a Holder of such Securities, and each Consent will be counted notwithstanding any transfer of the Securities to which Consent relates, unless the procedure for revoking Consents described below has been complied with. A Consent received by the Company prior to the Expiration Date in respect of any Securities will be deemed to revoke any Consent form in respect of such Securities having an earlier date that has the "DO NOT CONSENT" or "ABSTAIN" box marked. A Holder who delivers a Consent form with the "DO NOT CONSENT" or "ABSTAIN" box marked will not be entitled to receive a Consent Payment in respect of the Securities to which such Consent form relates unless such Holder delivers a later dated Consent in respect of such Securities prior to the Expiration Date.

     A written notice of revocation, to be effective, must (i) contain the name of the Registered Holder, the certificate numbers to which such revocation relates, the principal amount of Securities to which such revocation relates and the signature of a Holder (with such signature, and the signatures in any accompanying proxy, notarized or guaranteed as described above) and (ii) be accompanied by the properly completed irrevocable proxy (in substantially the form included with the Consent form) if such Holder is not the Registered Holder of such Securities.

     The revocation (or, if the Holder is not the Registered Holder, the accompanying irrevocable proxy), to be effective, must be executed by the Registered Holder of such Securities in the same manner as the name of the Registered Holder appears on the Securities to which the revocation relates. If a revocation is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation, or other person acting in a fiduciary or representative capacity, such person must so indicate when signing and must submit with the revocation appropriate evidence of authority to execute the revocation. A revocation of the Consent shall be effective only as to the Securities listed on the revocation and only if such revocation complies with the provisions of this Solicitation Statement. Only a Holder of Securities is entitled to revoke a Consent previously given. A beneficial owner of Securities or a registered holder of Securities other than the Registered Holder must arrange with the Registered Holder to execute and deliver on his behalf a revocation of any Consent already given with respect to such Securities, or obtain an irrevocable proxy (in substantially the form included with the Consent form) form the Registered Holder authorizing such beneficial holder or registered holder to

                                   -15-

revoke such Consent in accordance with the procedures described herein. A purported notice of revocation that is not received by the Trustee in a timely fashion and accepted by the Trustee as a valid revocation will not be effective to revoke a Consent previously given.

     A revocation of a Consent may only be rescinded by the execution and delivery of a new Consent. A Holder who has delivered a revocation may thereafter deliver a new Consent by following one of the described procedures at any time prior to the Expiration Date.

     Prior to the execution of a Supplemental Indenture, the Company intends to consult with the Trustee to determine whether such Trustee has received any revocations of Consents. The Company reserves the right to contest the validity of any such revocations.

Assistance; Additional Materials

     Questions relating to the procedure for consenting or the solicitation as well as requests for assistance or for additional copies of this Solicitation Statement or the Consent form may be directed to the Company at the address set forth above.




































CERTAIN FEDERAL INCOME TAX CONSEQUENCES


     The following is a general discussion of certain of the anticipated Federal income tax consequences of the Proposed Amendment and the Consent Payment. This summary is based upon the relevant provisions of the Internal Revenue Code of 1986, as amended, and related regulations, revenue rulings and decisions now in effect, all of which are subject to change. The summary does not attempt to address the Federal income tax consequences of all categories of holders of Securities, some of which may be subject to special rules (e.g., life insurance companies, tax-exempt entities and foreign taxpayers). All holders of Securities are urged to consult their own tax advisers in determining the Federal, state, local and any other tax consequences of the Proposed Amendment and the Consent Payment.

The Proposed Amendment and the Consent Payment

     Management believes that the only Federal income tax consequence of adoption of the Proposed Amendment to holders of Securities will be that the full amount of the Consent Payment will be subject to tax as ordinary income to those holders who receive it. This conclusion is based upon the Management's belief that such adoption will not be treated as a constructive exchange of the Securities for new securities.

     No ruling on the constructive exchange issue has been or will be sought from the Internal Revenue Service.

Backup Withholding

     Under the Federal income tax law, a holder of Securities may, under certain circumstances, be subject to backup withholding at the rate of 31% with respect to the Consent Payment, unless such holder (i) is a corporation or is otherwise exempt and, when required, demonstrates this fact or (ii) provides a correct taxpayer identification number, certifies as to no loss of exemption from backup withholding and otherwise complies with applicable requirements of the backup withholding rules. See the instructions with respect to backup withholding contained in the accompanying Consent form.

Other Tax Considerations

     There may be other Federal, state, local or foreign tax considerations applicable to the circumstances of a holder of a Security. Accordingly, all holders of Securities should consult their own tax advisers as to particular tax consequences to them of the Proposed Amendment and the Consent Payment.

     THE PRECEDING DISCUSSION OF CERTAIN FEDERAL INCOME TAX CONSEQUENCES IS INTENDED FOR GENERAL INFORMATION ONLY, AND DOES NOT CONSTITUTE TAX ADVICE. EACH HOLDER OF A SECURITY SHOULD CONSULT HIS OR HER OWN TAX ADVISER AS TO THE FEDERAL, STATE, LOCAL AND FOREIGN TAX CONSEQUENCES TO HIM OR HER OF THIS CONSENT SOLICITATION.







                                   -17-

          PRINCIPAL HOLDERS AND SECURITY OWNERSHIP OF MANAGEMENT


     The following table sets forth the names and addresses of those persons who are known by the Company to be the record owners of more than 5% in principal amount of the Securities outstanding as of the Record Date, based on information supplied to the Company by the Trustee, and as to each, the principal amount and the percentage of the total Securities which are owned by such person. Such information represents the record ownership of Securities, since the Company lacks sufficient information to determine whether, or by whom, such Securities are owned beneficially. The Company does not presently know whether or not such principal holders will consent to the Proposed Amendment. Mr. David B. Mueller, an officer and director, directly or beneficially owns $107,000 of face amount of the securities. No other directors or officers own directly or indirectly any of the Securities.

                                 Principal Amount         Percentage
     Name and Address of         Held of Record as       of Securities
      Registered Holder          of the Record Date       Outstanding





































                                   -18-
                         EXPENSES OF SOLICITATION


     The Company will bear the costs of the Solicitation. The Company will reimburse the Trustee for expenses that the Trustee incurs in connection with the Solicitation. The Company will also reimburse banks, trust companies, securities dealers, nominees, custodians and fiduciaries for their reasonable expenses in forwarding Consent forms and other materials to beneficial owners of Securities. In addition to the solicitation of consents by mail, employees of the Company may solicit consents by personal interviews, by telephone or by telegraph. Employees of the Company will not be specially compensated for soliciting consents. If such personal interviews or telephone conversations are used to solicit consents, this Solicitation Statement and the appropriate Consent forms will precede the interview or telephone conversation. If as a result of the interview or conversation additional Consent forms are required, they will be forwarded to the registered holder.


              INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE


     The Company's Annual Report on Form 10-K for the fiscal year ended October 30, 1993, and the Company's Quarterly Report on Form 10-Q for the 39 weeks ended July 30, 1994, each of which has been filed by the Company with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, are attached to this Solicitation Statement and are hereby incorporated herein by reference.





























                                   -19-

                                                              ANNEX A












                           SPARTECH CORPORATION



              9% Convertible Subordinated Debentures due 1999



                           ____________________


                       FIRST SUPPLEMENTAL INDENTURE
                        Dated as of [       ], 1994


          Supplementing the Indenture dated as of April 15, 1987



                           ____________________



                             BANK OF NEW YORK
                      (as successor to CHEMICAL BANK)
                                  Trustee

















     FIRST SUPPLEMENTAL INDENTURE dated as of [         ], 1994, between
SPARTECH CORPORATION, a Delaware corporation (the "Company"), and BANK OF NEW YORK, a national banking association (the "Trustee").

                                 RECITALS

     WHEREAS, the Company has heretofore executed and delivered to the Trustee a certain indenture dated as of April 15, 1987 (hereinafter called the "Indenture") providing for the issuance of up to $25,000,000 aggregate principal amount of the Company's 9% Convertible Subordinated Debentures due 1999 (hereinafter called the "Securities"), of which $10,134,000 principal amount have been issued and are outstanding.

     WHEREAS, Article 9 of the Indenture provides, among other things, that the Company and the Trustee may from time to time enter into indentures supplemental thereto with the consent of Holders (such term and all other capitalized terms used but not defined herein shall have the meanings assigned to them in the Indenture) of not less than 66 2/3% in principal amount of the Securities then outstanding for the purpose of amending certain provisions of the Indenture;

     WHEREAS, the Company desires to supplement the Indenture by modifying
Section 1007 thereof;

     WHEREAS, Holders of at least 66 2/3% in principal amount of the Securities (other than those owned by the Company or an Affiliate) have consented to the Indenture being amended hereby; and

     WHEREAS, all things necessary to make this First Supplemental Indenture a valid agreement of the Company and the Trustee and a valid amendment of and supplement to the Indenture have been done.

     NOW, THEREFORE, THIS FIRST SUPPLEMENTAL INDENTURE WITNESSETH:

  I. Amendment to the Indenture

     The first paragraph of Section 1007 of the Indenture is amended by adding the clause "... the greater of $1,500,000 or ..." thereto and restated to read in its entirety as follows:

     The Company will not declare any dividends or make any distribution either directly or indirectly on account of its capital stock (which term includes redeemable preferred stock), or purchase, redeem or otherwise acquire or retire for value any such capital stock, or any warrants, rights or options to purchase or acquire any such capital stock, or make any payment on account of, or set apart money for a sinking fund or other analogous fund for, the purchase, redemption or other retirement of any shares of such capital stock, or permit any Subsidiary to declare or pay any dividends or make any distribution on account of its capital stock to any Person other than the Company or a Subsidiary (such dividends, distributions, purchases, redemptions and other acquisitions or retirements being collectively referred to as "Stock Payments"), unless no Event of Default shall have occurred and be continuing at the time of such Stock Payment, no Event of Default shall occur as a consequence thereof and such Stock Payment, together with the aggregate of all other Stock Payments



(including Stock Payments with respect to Series J Preferred Stock but excluding Stock Payments described in clauses (iii) and (iv) of the immediately succeeding paragraph) made after November 1, 1986, does not exceed the greater of $1,500,000 or 50% of Accumulated Net Earnings, provided that there shall not be counted against such percentage of Accumulated Net Earnings any Stock Payments constituting cash payments subsequent to November 1, 1986 on account of the purchase, redemption or other acquisition of shares of the Company's capital stock in an amount not exceeding the sum of the net cash proceeds received by the Company subsequent to such date from sales of shares of its capital stock and any Indebtedness of the Company which has been converted in accordance with its terms into capital stock of the Company.

 II. Concerning the Trustee

     The Trustee accepts the modifications of the trust effected by this First Supplemental Indenture, but only upon the terms and conditions set forth in the Indenture. Without limiting the generality of the foregoing, the Trustee assumes no responsibility for the correctness of the recitals herein contained, which shall be taken as statements of the Company.

III. Miscellaneous Provisions

     A. Except as hereby expressly supplemented, the Indenture is in all respects ratified and confirmed, and all the terms, provisions and conditions thereof shall be and remain in full force and effect.

     B. All the terms and covenants herein contained shall be deemed in all respects contained in the Indenture and any breach thereof shall have like effect as the breach of any like term or covenant contained therein.

     C. This First Supplemental Indenture shall be governed by the internal laws of the State of New York.

     D. This First Supplemental Indenture may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.



















                                    -2-

     IN WITNESS WHEREOF, the parties have caused this First Supplemental Indenture to be duly executed as of the date first above written.

                                   SPARTECH CORPORATION




                                   By
                                      Title:


[SEAL]

Attest:




Title:



                                   BANK OF NEW YORK, as Trustee



                                   By
                                      Title:


[SEAL]

Attest:




Title:


















SPARTECH CORPORATION

              9% Convertible Subordinated Debentures due 1999

                               CONSENT FORM
                   for Consent to the Proposed Amendment
                  Pursuant to the Solicitation Statement
                        Dated ______________, 1994

                         TO:  Spartech Corporation

                         By Mail, Hand or Courier:
                          7733 Forsyth Boulevard
                                Suite 1450
                            Clayton, MO  63105
                         (314) 721-4242 (collect)

                          Facsimile Transmission:
                              (314) 721-1447

     The Solicitation is made on behalf of the Board of Directors of Spartech Corporation (the "Company"). The Solicitation is made only to Holders of Securities of the Company as described in the accompanying Solicitation Statement dated _____________ (the "Solicitation Statement"). The term "Registered Holder" as used herein shall mean any person in whose name Securities were registered in the register maintained by The Bank of New York, as Trustee and Registrar under the Indenture (the "Trustee"), as of November 4, 1994 (the "Record Date"). The term "Holder" as used herein shall mean (i) a Registered Holder or (ii) any other person who has obtained a proxy substantially in the form included with this Consent form which authorizes such person (or any other person claiming title by or through such person) to vote the Securities on behalf of a Registered Holder. Capitalized terms used herein but not defined herein have the meaning given to them in the Solicitation Statement.

     Consent forms should not be delivered to any person other than the Company. Under no circumstance should any person tender or deliver Securities.

     ANY BENEFICIAL OWNER OR REGISTERED HOLDER OF SECURITIES WHO IS NOT THE REGISTERED HOLDER AS OF THE RECORD DATE BUT WHO DESIRES TO GIVE A CONSENT AND THUS BE ENTITLED TO RECEIVE A CONSENT PAYMENT IN THE EVENT THE SUPPLEMENTAL INDENTURE IS EXECUTED MUST OBTAIN A PROXY (IN SUBSTANTIALLY THE FORM INCLUDED WITH THE CONSENT FORM) FROM THE REGISTERED HOLDER OF SUCH SECURITIES AS OF THE RECORD DATE AND DELIVER SUCH PROXY TO THE COMPANY WITH THE EXECUTED CONSENT FORM.

                                  CONSENT

     By execution hereof, the undersigned acknowledges receipt of the Solicitation Statement. The undersigned hereby represents and warrants that the undersigned is a Holder of the Securities indicated below and has full power and authority to take the action indicated below in respect of such Securities. The undersigned will, upon request, execute and deliver any additional documents deemed by the Company to be necessary or desirable to perfect the undersigned's Consent.


     The undersigned acknowledges that it must comply with the provisions of this Consent form, and complete the information required herein, to validly consent to the Proposed Amendment.

     The Proposed Amendment would amend the Indenture to permit the Company to pay dividends on its capital stock of up to $1,500,000 in the aggregate, in addition to dividends which may be paid out of 50% of Accumulated Net Earnings (as defined in the Indenture).

     Please indicate by marking the appropriate box below whether you wish
(i) to consent to the Proposed Amendment, (ii) not to consent to the Proposed Amendment or (iii) to abstain from taking action with respect to the Proposed Amendment. The undersigned acknowledges that Consents delivered pursuant to any one of the procedures described under the heading "The Solicitation - Consent Procedures" in the Solicitation Statement and in the instructions hereto will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Solicitation. The undersigned further understands that (i) if no box is checked but this Consent form is executed and delivered to the Information Agent, the undersigned will be deemed to have consented to the Proposed Amendment and (ii) if the "DO NOT CONSENT" or "ABSTAIN" box is checked, the undersigned will be deemed not to have consented to the Proposed Amendment and will not be entitled to receive a Consent Payment.



       CONSENT               DO NOT CONSENT                ABSTAIN





     Unless otherwise specified in the table below, this Consent form relates to (i) the total principal amount of Securities held of record by the undersigned at the close of business on the Record Date or (ii) if the undersigned is not a Registered Holder and this Consent form relates to Securities in respect of which the undersigned is acting pursuant to a proxy given by the Registered Holder, the total principal amount of securities to which such proxy relates. If this Consent relates to less than the total principal amount of Securities so registered in the name of the undersigned or to which such a proxy relates, the undersigned has listed on the table below the serial numbers and principal amount of Securities for which this Consent is given. If the space provided below is inadequate, list the certificate numbers and principal amounts on a separate signed schedule and affix the list to this Consent.
















     DESCRIPTION OF SECURITIES AS TO WHICH AN ELECTION IS BEING MADE

                                        Aggregate     Principal Amount
                                        Principal      With Respect to
  Name(s) and Address(es) Certificate   Amount of     Which an Election
  of Registered Holder(s) Number(s)*  Certificate(s)**  is Being Made**














                           Total Principal Amount
                            With Respect to
                            Which an Election
                            is Being Made $

  * Need not be completed by Holders whose Securities are held of record by depositories.

 ** Unless otherwise indicated in the column labeled "Principal Amount with Respect to which an Election is Being Made," the Holder executing this Consent form will be deemed to have taken the action indicated above in respect of (i) if such Holder is Registered Holder the total principal amount of Securities registered in the name of such Registered Holder as of the Record Date and (ii) if such Holder is not a Registered Holder and is executing this Consent form pursuant to a proxy given by a Registered Holder and delivered with this Consent form, the total principal amount of Securities to which such proxy relates.

                       IMPORTANT - READ CAREFULLY

     This Consent form (or, if the Holder signing this Consent form is not the Registered Holder, the accompanying irrevocable proxy), to be effective, must be executed by the Registered Holder(s) of the Securities to which this Consent form relates in the same manner as the name of the Registered Holder(s) appears on such Securities. If such Securities are held of record as of the Record Date by two or more Registered Holders, all such Registered Holders must sign this Consent form (or such irrevocable proxy). If such Securities are registered in different names as of the Record Date, separate Consent forms must be executed covering each form of registration. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation, or other person acting in a fiduciary or representative capacity, such person should so indicate when signing and must submit proper evidence satisfactory to the Company of such person's authority to so act. Except as provided in Instruction 4, signatures on this Consent form (and any such irrevocable proxy) must be either (1) guaranteed by a firm that is a member of the National Association of Securities Dealers, Inc., or a member of a registered national securities exchange or by a commercial bank or trust company having an office or correspondent in the United States, or (2) notarized.



                              SIGN HERE

 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
                        Signature(s) of Holder(s)


 Dated:. . . . . . . . . . . . . . . . . ., 19. . .

 Name(s): . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
                            (Please Print)

 Capacity:. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

 Address: . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
                           (Include Zip Code)


 Area Code and Telephone No. (. . .). . . . . . . . . . . . . . . . . .

 Tax Identification or
  Social Security No. . . . . . . . . . . . . . . . . . . . . . . . . .

                      GUARANTEE OF SIGNATURE(S)



 Authorized Signature . . . . . . . . . . . . . . . . . . . . . . . . .

 Name and Title . . . . . . . . . . . . . . . . . . . . . . . . . . . .

                             (Please Print)





 Dated: . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

 Name of Firm . . . . . . . . . . . . . . . . . . . . . . . . . . . . .


                         * * * * * OR * * * * *



 STATE OF                 )
                          ) ss.
 COUNTY OF                )

     Before me,                          a Notary Public in and for said
 County and State, personally appeared                           who
 acknowledged before me that (s)he signed the foregoing Consent and that facts contained therein are true.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal this   day
 of                , 19  .


 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
                        Notary Public

 My Commission expires:. . . . . . . . . . . . . . . . . . . . . . . . .

IMPORTANT TAX INFORMATION

     THE FEDERAL INCOME TAX DISCUSSION SET FORTH BELOW IS INCLUDED FOR GENERAL INFORMATION ONLY. EACH HOLDER IS URGED TO CONSULT A TAX ADVISOR TO DETERMINE THE PARTICULAR TAX CONSEQUENCES TO SUCH HOLDER (INCLUDING THE APPLICABILITY AND EFFECT OF STATE, LOCAL AND OTHER TAX LAWS) OF THE CONSENTS PURSUANT TO THE SOLICITATION, CERTAIN HOLDERS (INCLUDING INSURANCE COMPANIES, TAX-EXEMPT ORGANIZATIONS, FINANCIAL INSTITUTIONS, DEALERS IN SECURITIES AND FOREIGN PERSONS OR ENTITIES) MAY BE SUBJECT TO SPECIAL RULES NOT DISCUSSED BELOW. THE DISCUSSION DOES NOT CONSIDER THE EFFECT OF ANY APPLICABLE FOREIGN, STATE, LOCAL OR OTHER TAX LAWS.

Substitute Form W-9

     Under the Federal income tax laws, the Paying Agent may be required to withhold 31% of the amount of any payment made to certain Holders pursuant to the Solicitation. In order to avoid such backup withholding, each Holder must provide the Information Agent with such Holder's correct taxpayer identification number ("TIN") by completing the Substitute Form W-9 set forth below. In general, if a Holder is an individual, the TIN is the Social Security number of such individual. If the Depositary is not provided with the correct TIN, the Holder may be subject to a $50 penalty imposed by the Internal Revenue Service. Certain Holders (including, among others, all corporations) are not subject to these backup withholding and reporting requirements. These Holders should enter the correct TIN in Part 1 of the Substitute Form W-9, write "Exempt" in Part 2 of the Substitute Form W-9, sign under the certification and date the form. For further information regarding backup withholding and instructions for completing the Substitute Form W-9 (including how to obtain a TIN if you do not have one and how to complete the Substitute Form W-9 if Securities are held in more than one name), consult the Guidelines for Certification of Taxpayer Identification Number.

Consequences of Failure to File Substitute Form W-9

     Failure to complete Substitute Form W-9 may require the Paying Agent to withhold 31% of the amount of any payments made pursuant to the Solicita-tion. Backup withholding is not an additional Federal income tax. Rather, the Federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, the Holder may claim a refund from the Internal Revenue Service.


                             PAYER'S NAME


 SUBSTITUTE     Part I - PLEASE PROVIDE YOUR   Part 2 - Check the box if
                TIN IN THIS BOX AND CERTIFY    you are not subject to
                BY SIGNING AND DATING BELOW    backup withholding either
 Form W-9                                      because (1) you have not
                  Social Security Number OR    been notified that you are
 Department     Employee Identification Number subject to backup with-
  of the                                       holding as a result of
 Treasury                                      failure to report all
 Internal                                      interest or dividends or
 Revenue                                       (2) the Internal Revenue
 Service                                       Service has notified you
                                               that you are no longer
                                               subject to backup
                                               withholding.

   Payer's
 Request for
   Taxpayer
 Identification CERTIFICATION: UNDER PENALTIES
 Number (TIN)   OF PERJURY, I CERTIFY THAT THE
                INFORMATION PROVIDED ON THIS   Part 3
                FORM IS TRUE, CORRECT AND      Awaiting TIN
                COMPLETE.

                Name . . . . . . . . . . . . .
                        (Please Print)

                Address. . . . . . . . . . . .

                . . . . . . . . . . . .  . . .
                        (Include Zip Code)

                SIGNATURE . . . . . DATE . . .


NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENT MADE TO YOU PURSUANT TO THE SOLICITATION. PLEASE REVIEW THE "GUIDELINES" FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER" FOR ADDITIONAL DETAILS.
YOU MUST COMPLETE

       THE FOLLOWING CERTIFICATE IF YOU CHECKED
                 THE BOX IN PART 3 OF SUBSTITUTE FORM W-9



    CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER



 I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to obtain a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within sixty days of the date hereof, 31% of all reportable payments due to me will be withheld until I provide a number.





 Signature ..............................  Date ........................

Proxy with Respect to
                         the Consent Solicitation
                                Related to
              9% Convertible Subordinated Debentures due 1999
                                    of
                           Spartech Corporation


     The undersigned hereby irrevocably appoints                 as attorney
and proxy of the undersigned, with full power of substitution, to execute Consent forms and notices of revocation of Consents in respect of the Proposed Amendment to the Indenture governing the 9% Convertible Subordinated Debentures due 1999 ("Securities") of Spartech Corporation (the "Company") pursuant to the Solicitation in which the Company is soliciting the consent of holders of Securities as of November 4, 1994 (the "Record Date") to the Proposed Amendment to the Indenture, with all the power the undersigned would possess if executing such Consent forms or revocation notices personally. THIS PROXY IS IRREVOCABLE AND IS COUPLED WITH AN INTEREST. The aggregate principal amount of Securities as to which this Proxy is given is set forth below. The undersigned represents and agrees that (i) the undersigned was the record holder of the Securities set forth below on the Record Date and (ii) the undersigned has not consented, and will not consent or revoke a Consent, with respect to the Proposed Amendment.

       Aggregate Principal
     Amount of Certificate(s)      Certificate Number(s)



If the Securities are owned as of the Record Date by two or more persons, each should sign. Executors, administrators, trustees, guardians and attorneys-in-fact should add their titles. If signer is a corporation, please give full corporate name and have a duly authorized officer sign, stating title. If signer is a partnership, please sign in partnership name by a duly authorized person.

..........................................................................

..........................................................................
                Signature(s) of Registered Holder(s)

Dated:  ........................

Name(s): .................................................................
..........................................................................
                         (Please Print)

Capacity:.................................................................

Address: .................................................................
..........................................................................
                         (include Zip Code)

Area Code and Telephone No. (....)........................................

Tax Identification or Social Security No. ................................

GUARANTEE OF SIGNATURES



Authorized Signature .....................................................


Name and Title ...........................................................
                                (Please Print)

Dated: ...................................................................


Name of Firm: ............................................................

                          * * * * * OR * * * * *


STATE OF  )
          )  SS.
COUNTY OF )

     Before me,                                a Notary Public in and for
said County and State, personally appeared
           who acknowledged before me that (s)he signed the foregoing Proxy and that the facts contained therein are true.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal this
day of                , 19   .



                                    ....................................
                                    Notary Public


             My Commission expires: ....................................